STARBOARD INVESTMENT TRUST
Cavalier Dynamic Growth Fund

Supplement to the Prospectus and Summary Prospectus
October 19, 2017
This supplement to the Prospectus and Summary Prospectus dated September 28, 2017 for the Cavalier Dynamic Growth Fund (the "Fund"), a series of the Starboard Investment Trust (the "Trust"), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus and Summary Prospectus, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to notify shareholders of certain changes to the investment strategies of the Fund as a result of Validus Growth Investors, LLC no longer serving as a sub-advisor to the Fund.
Prospectus and Summary Prospectus

On page 11 of the Prospectus, and page 3 of the Summary Prospectus, the section titled "Principal Investment Strategies" is replaced in its entirety with the following:

The Fund's sub-advisor, StratiFi, LLC ("StratiFi" or the "Sub-Advisor"), seeks to achieve the Fund's investment objective of capital appreciation by investing two portfolio sleeves as allocated by Cavalier Investments, LLC (the "Advisor"). The Fund is considered "diversified" under the Investment Company Act of 1940. StratiFi will invest the first allocated sleeve in a blend of equities, and will invest the second sleeve by buying and selling options in a strategy designed to complement the equities held in the first sleeve.

StratiFi will manage the first sleeve by investing in 30-40 global equities that StratiFi believes demonstrate compelling fundamental growth opportunities, while also implementing stock-specific risk management tools. These equities will principally consist of common stock, preferred stock, convertible preferred stock, convertible bonds, and warrants.

StratiFi relies on internal research to identify equities in the U.S. and abroad. StratiFi will not be limited in their investments by market capitalization or sector criteria, and may invest in foreign securities, including foreign securities in emerging markets.

StratiFi will manage the second sleeve by engaging in derivatives transactions based on the equity portfolio in the first sleeve. These trades will primarily be the purchase and sale of options.
Investors Should Retain This Supplement for Future Reference